Supplement dated May 30, 2025
to the following statutory prospectus(es):
Nationwide Advisory VUL dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
Effective May 1, 2025, in Appendix A: Underlying Mutual Funds Available Under the Policy, for the First Eagle Variable Funds - Overseas Variable Fund, the value in the Current Expenses cell is deleted and replaced with the following: 1.21%
PROS-1011